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                                                                    Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of Color Kinetics Incorporated on Form S-8 of our report dated April 9, 2004 (May 28, 2004 as to the fourth paragraph of Note 1 and Note 11), appearing in amendment no. 5 to Registration Statement No. 333-114386 on Form S-1 of Color Kinetics Incorporated.

/s/ DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 21, 2004

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